UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                (Amendment No. 4)

                                  CURRENT REPORT

                        Pursuant to Section 13 OR 15(d) of
                        The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 8, 2005


                              FUEL CORPORATION OF AMERICA
        (Exact name of small business issuer as specified in its charter)

             NEVADA                                        88-0299716
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                      1608 W. 2225 S. Woods Cross, UT 84087
                    (Address of principal executive offices)

                                 (801) 295-3400
                          (Issuer's telephone number)


          (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3. Securities and Trading Markets

ITEM 3.02. Unregistered Sales of Equity Securities


(a) On April 7, 2005 the Registrant sold 28,000,000 of its common stock to Tryant, LLC for an aggregate price of $425,000. On this same date, Frank
      J. Hall our Sole director/officer received 2,100,000 million shares of common stock.

(b)   There was no placement agent or underwriter for the transaction.

(c) The 28,000,000 shares were sold to Tryant, LLC for $425,000 cash. The 2,100,000 shares received by Frank J. Hall were provided as partial consideration for his agreement to indemnify the Company against all past liabilities.

(d) Registrant claims exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 of Regulation D of the Securities Act and Exchange Commission. All of the purchasers of the securities have represented themselves to be, and the Registrant reasonably believes the purchasers to be, accredited investors.

(e) The shares of common stock issued in this transaction are not convertible or exchangeable. No warrants were issued in this transaction.

(f)   The cash proceeds of $425,000 were paid to our sole director, Frank
      J. Hall, as the balance of the consideration for indemnifying the Company against any past liabilities. Mr. Hall was also issued 2,100,000 shares for his indemnification.


SECTION 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)   Dismissal of Independent Accounting Firm.

(i) The Board of Directors of the Company dismissed Shelley International, CPA (the "principal accountant") as its independent accountant on April 21, 2005.

(ii) Except as otherwise disclosed herein, none of the principal accountant's reports on the financial statements of the Company for the Company's two most recent fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change independent accountants was approved by the Board of Directors of the Company.

(iv) During the preceding two fiscal years and any subsequent interim period preceding the dismissal of the principal accountant, the Company had no disagreements with the principal accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the principal accountant, would have caused the principal accountant to make reference to the subject matter of the disagreements in connection with the principal accountant's reports. The principal accountant has expressed "substantial doubt" about the Company's ability to continue as a going concern.

(v) Except as otherwise disclosed herein, none of the reportable events listed in paragraphs (a) (1) (v) (A) - (D) of Item 304 of Regulation S-B occurred during the two most recent fiscal years or during any subsequent interim period preceding the dismissal of the principal accountant.


(vi) The Company has provided the principal accountant with a copy of this Form 8-K/A, and requested that the principal accountant furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not the principal accountant agrees with the above statements. A letter stating our principal accountant's agreement with our initial 8-K filing is attached as Exhibit 16.

(b)   Engagement of New Independent Accountants.

(i) On April 21, 2005, the Company engaged MantylaMcReynolds, LLC (the "new independent accountant") to audit the Company's consolidated financial statements. The new independent accountant was not consulted on any matter described in Item 304(a)(2) of Regulation S-K during the Company's two most recent fiscal years and subsequent interim periods preceding the engagement of the new independent accountant. The new independent accountant has reviewed and approved the content of this report on Form 8-K.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.01 Changes in Control of Registrant

TRYANT, LLC acquired 28,000,000 shares of our common stock and now owns 80.2% of the common stock of the Registrant. The sale of common stock was completed on April 7, 2005 through a private transaction with the Registrant. $425,000 was the total consideration for the purchase of 28,000,000 shares of the Registrant's common stock. New officers and directors were appointed as indicated in and subject to Item 5.02 below.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 8, 2005, the Board of Directors of the Registrant unanimously appointed the following persons to fill vacancies on the Board of Directors of the Registrant: Jeff D. Jenson; Victoria Jenson; and Wendy Moler-Lewis. The election of directors will be effective on the filing and mailing of the SC 14F-1 plus ten days. These same persons, effective immediately, were also appointed as officers of the Registrant as follows:
Jeff D. Jenson - President; Victoria Jenson (wife of Jeff D. Jenson) -
Vice President; and Wendy Moler-Lewis - Secretary and Treasurer.

Jeffrey D. Jenson, age 34, has been managing director for Tryant, LLC, a financial consulting firm headquartered in Woods Cross, Utah, since
February 2004. He has been a financial consultant for twelve years. Prior to founding Tryant, Mr. Jenson was President of Jenson Services, Inc. a Utah financial consulting firm, a position he held for eleven years (1992-2004).
Mr. Jenson is President of Gamez of Lehi, Inc. which owns and operates a computer gaming center in Lehi, Utah. He is also the President of Lentec Imaging, Inc., a development stage company. He was formerly the President of Profile Diagnostic Sciences, Inc., a development stage company, until June 2005. In 2000 Mr. Jenson co-founded Vic's Nutritional Products with retail operations in shopping malls which operations were subsequently sold in 2003 to Guthie Renker. Mr. Jenson was also a founding partner and the Managing Director of American Business Partners, LLC (Ambiz), a position from which he resigned in 2003. Mr. Jenson is a graduate of Westminster College.


Victoria Jenson is 37 years old. She is presently employed as a marketing and public relations executive at Capstone Entertainment. She is also President and Director of CMD Jewelry, Inc. ("CMD"), a privately held jewelry manufacturing
business founded in March 2005.   Ms. Jenson is currently serving as the Vice
President and director of Kentex Petroleum, Inc.("Kentex"), a publicly-held "blank check" development stage company. During the past five years she served as Secretary and Director of Chiropractic 21 International, Inc. until March 2004. She also served as Vice President and Director of Rescon Technology Corp. ("Rescon") until July 2002. Ms. Jenson was also the Secretary and
Director of Encibar, Inc. until March 2001.   Chiropractic, Rescon and Encibar
were publicly-held "blank check" development stage companies. Mrs. Jenson was founding partner of the Utah Bikini Team, LLC until its dissolution in early 2001. In May 2001, she founded Bikini Team International, Inc., a specialty marketing company, a position which she held until May 2004. Prior to founding the Bikini Team Victoria worked in Marketing for Costco and founded
VJ Billing, a accounts receivable and collections company. Victoria graduated from Carbon County High School in 1985. She attended Salt Lake Community College focusing on business studies.

Wendy Moler-Lewis, 33, graduated from the University of Utah in 1994 with BS degrees in Economics and Sociology and in 1999 graduated from Creighton Law School with a Juris Doctorate. Upon graduation Ms. Moler-Lewis went to work for the law firm of Vancott Bagley Cornwall and McCarthy in Salt
Lake City, Utah specializing in employment law. In 2002, Ms. Moler-Lewis joined formed Wendy Moler-Lewis, sole proprietor as a consultant to her husband Jason R. Lewis, DDS in his dental office acting in the areas of management and marketing. Ms. Moler-Lewis is the founder of J & W Investment Property, LLC, specializing in the acquisition, development and sale of income and residential property along the Wasatch Front. In December of 2004 Ms. Moler-Lewis founded Luminesce, Inc., a vanity company specializing in tooth whitening and cosmetics.

On April 8, 2005, Frank J. Hall, a member of the Board of Directors and the Chief Executive Officer and Chief Financial Officer of the Registrant, submitted his letter of resignation to the Board of Directors of the Registrant, resigning from both his capacities as an officer, effective as of April 8, 2005, and as a member of the Board of Directors of the Registrant, which will be effective on the filing and mailing of the SC 14F-1 plus ten days.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FUEL CORPORATION OF AMERICA


Date: July 7, 2005
                                      /s/ Jeff Jenson
                                      -----------------------
                                      Jeff Jenson
                                      President